                                                                   EXHIBIT 99.10

December 2000


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the January 16, 2001, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the December 2000, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A) Information Regarding Distributions to the Class A Certificateholders, per $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to Class A
           Certificateholders, per $1,000 original certificate                                        $6.0977778
           principal amount

     (2)   The amount of the distribution set forth in paragraph 1
           above in respect of interest on the Class A Certificates,
           per $1,000 original certificate principal amount                                           $6.0977778

     (3)   The amount of the distribution set forth in paragraph
           1 above in respect of principal of the Class A
           Certificates, per $1,000 original certificate principal
           amount                                                                                     $0.0000000

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)   The amount of Class A Investor Charge Offs                                                 $0.0000000

     (2)   The amount of Class A Investor Charge Offs
           set forth in paragraph 1 above, per $1,000                                                 $0.0000000
           original certificate principal amount

     (3)   The total amount reimbursed in respect of Class A
           Investor Charge Offs                                                                       $0.0000000



     (4)   The amount set forth in paragraph 3 above, per
           $1,000 original certificate principal amount                                               $0.0000000

     (5)   The amount, if any, by which the outstanding
           principal balance of the Class A Certificates exceeds
           the Class A Invested Amount after giving effect to
           all transactions on such Distribution Date                                                 $0.0000000

C) Information Regarding Distributions to the Class B Certificateholders, per $1,000 original certificate principal amount

     (1)   The total amount of the distribution to Class B
           Certificateholders, per $1,000 original certificate
           principal amount                                                                           $6.3200000

     (2)   The amount of the distribution set forth in paragraph 1
           above in respect of interest on the Class B Certificates,
           per $1,000 original certificate principal amount                                           $6.3200000

     (3)   The amount of the distribution set forth in paragraph 1
           above in respect of principal on the Class B Certificates,
           per $1,000 original certificate principal amount                                           $0.0000000

D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

     (1)   The amount of Class B Investor Charge Offs                                                 $0.0000000

     (2)   The amount of Class B Investors Charge Offs
           set forth in paragraph 1 above, per $1,000
           original certificate principal amount                                                      $0.0000000

     (3)   The total amount reimbursed in respect of Class B
           Investor Charge Offs                                                                       $0.0000000

     (4)   The amount set forth in paragraph 3 above, per
           $1,000 original certificate principal amount                                               $0.0000000

     (5)   The amount, if any, by which the outstanding
           principal balance of the Class B Certificates
           exceeds the Class B Invested Amount after
           giving effect to all transactions on such
           Distribution Date                                                                          $0.0000000

                                           First USA Bank, National Association
                                           as Servicer

                                           By  /s/ Tracie Klein
                                              ---------------------------------
                                                   Tracie H. Klein
                                                   First Vice President